1 2013 Year-end Conference Call March 27, 2014 TIERREIT.COM

2 Forward-Looking Statements This presentation contains forward-looking statements, including discussion and analysis of the financial condition of us and our subsidiaries and other matters. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of our business and industry. Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward- looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management's view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.

3 Forward-Looking Statements Factors that could cause actual results to differ materially from any forward-looking statements made in the presentation include but are not limited to:  market and economic challenges experienced by the U.S. economy or real estate industry as a whole and the local economic conditions in the markets in which our properties are located;  our ability to renew expiring leases and lease vacant spaces at favorable rates or at all;  the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business;  the availability of cash flow from operating activities to fund distributions and capital expenditures;  our ability to raise capital in the future by issuing additional equity or debt securities, selling our assets or otherwise to fund our future capital needs;  our ability to strategically dispose of assets on favorable terms;  our level of debt and the terms and limitations imposed on us by our debt agreements;  our ability to retain our executive officers and other key personnel;  the increase in our direct overhead, as a result of becoming a self-managed company;  conflicts of interest and competing demands faced by certain of our directors;  limitations on our ability to terminate our property management agreement and certain services under our administrative services agreement;  unfavorable changes in laws or regulations impacting our business or our assets; and  factors that could affect our ability to qualify as a real estate investment trust. The forward-looking statements should be read in light of these and other risk factors identified in the “Risk Factors” section of our 2013 Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission.

4 The Economy

5 The Economy Sources: Bureau of Economic Analysis; The Conference Board; NAHB  GDP rose at an annual rate of 2.6% during the fourth quarter 2013  The Consumer Confidence Index moved higher by four points in March to 82.3 from 78.3 in February  The U.S. Leading Economic Index increased by 0.5% in February following a 0.1% increase in January  Issuance of new building permits rose 7.7% to a seasonally adjusted annual rate of 1.02 million units in February  The Federal Reserve has reduced asset purchases by $10 billion per month for three consecutive months and at this pace could wind down its asset purchases by mid to late summer

6 Strategic Plan (2012 – 2013) Key Objectives Key Accomplishments Strengthen the balance sheet  Reduced our debt balance from $2.41 billion at December 2011 to $1.55 billion at December 2013, reducing leverage from approximately 66.4% to approximately 55.9% of real estate value Manage capital resources  Closed on a new $260 million revolving credit facility  Increased available capital from $48.7 million at December 2011 to $315.4 million at December 2013  Internalized management resulting in annual savings of approximately $12 million and increased MFFO from $41.0 million for 2011 to $63.7 million for 2013 Recapitalize or dispose of troubled assets  Completed our efforts on 3.1 million square feet of troubled assets, exiting 2.4 million square feet and recapitalizing the 646,000 square foot Paces West property Sharpen geographic focus  Exited 11 markets over the two-year period reducing our geographic presence to 19 markets Decrease ownership in Chicago  Re-balanced the portfolio with the sale of 10 & 120 S. Riverside and 200 S. Wacker, reducing NOI contributed by our Chicago properties from 24% to 16% Lease the portfolio and increase occupancy  Leased 5.4 million square feet, or 33% of our portfolio square footage resulting in positive net absorption, increasing occupancy from 84% to 87% over the two- year period

7 Portfolio Characteristics (1) Represents our pro rata ownership share 1650 Arch Street Philadelphia, PA Dec. 2012 Dec. 2013 Operating properties 50 38 Square feet (1) 18.9 million 14.4 million Markets 26 19 Occupancy (1) 86% 87%

8 Market Presence – by Percent of Net Operating Income (NOI) * *Represents NOI generated during the three months ended December 31, 2013, by properties owned as of December 31, 2013. Chicago, 16.2% Philly, 15.4% Charlotte, 6.6% DFW, 6.2% Baltimore, 5.3% Louisville, 5.3% Austin, 5.2% D.C., 3.9% Nashville, 1.5% Tampa, 0.6% Atlanta, 0.3% Other, 14.5% Houston, 19.0%

9 Modified Funds from Operations (MFFO*)  MFFO attributable to common stockholders for the fourth quarter 2013 was $14.4 million, or $0.05 per diluted share  Decrease of $2.6 million, or 15.3%, as compared to fourth quarter 2012  MFFO attributable to common stockholders for the year ended December 31, 2013, was $63.7 million, or $0.21 per diluted share  Increase of $10.5 million, or 19.7%, as compared to 2012 *Reconciliations of net income (loss) to MFFO attributable to common stockholders are contained in the Current Report on Form 8-K filed on March 27, 2014.

10 Fourth quarter 2013 vs. fourth quarter 2012  Same store cash NOI* for fourth quarter 2013 was $39.8 million  Decreased $3.0 million, or 7.0%, as compared to fourth quarter 2012 primarily due to: ● Property tax refunds received in 2012 ● Recovery of bad debt from MF Global in 2012 ● Tenant move out at Tampa, Florida property Fourth quarter 2013 vs. third quarter 2013  Same store cash NOI* for fourth quarter 2013 was $39.8 million  Decreased $0.5 million, or 1.2%, as compared to third quarter 2013 primarily due to: ● Tenant downsizing and departure in late third and early fourth quarter Year ended December 2013 vs. 2012  Same store cash NOI* for 2013 was $164.3 million  Increased $4.2 million, or 2.6%, as compared to 2012 due to: ● Increase in revenue due to free rent converting to cash paid rent ● Partially offset by: • Property tax refunds received in 2012 • Recovery of bad debt from MF Global in 2012 Same Store Results *Reconciliations of net income (loss) to same store cash NOI are contained in the Current Report on Form 8-K filed on March 27, 2014.

11 Leasing Cost Analysis  Total of $58.2 million in leasing costs for the year ended December 31, 2013  Total of $15.6 million in leasing costs in the fourth quarter 2013  Renewals  243,000 square feet  $1.7 million, or $1.96 per square foot per year of lease term, in tenant improvement and commission costs  3.6 year average term  Expansions  70,000 square feet  $2.8 million, or $5.20 per square foot per year of lease term, in tenant improvement and commission costs  7.7 year average term  New leases  231,000 square feet  $11.1 million, or $5.29 per square foot per year of lease term, in tenant improvement and commission costs  9.1 year average term 5104 Eisenhower Boulevard Tampa, FL Photo courtesy of Bristol-Meyers Squibb Note: These figures include our pro rata share of leasing activity at all properties.

12 Portfolio Occupancy Market Net rentable area (in thousands of square feet) December 2012 December 2013 % Change Tampa, FL 130 100% 57% -43% Nashville, TN 361 98% 82% -16% Washington, D.C. 486 84% 69% -15% Charlotte, NC 891 93% 87% -6% Baltimore, MD 648 92% 86% -6% Dallas/Ft. Worth, TX 1,158 88% 85% -3% Chicago, IL 2,225 83% 83% --- Atlanta, GA 65 84% 85% +1% Philadelphia, PA 2,565 93% 94% +1% Houston, TX 1,901 91% 94% +3% Other* 2,204 84% 87% +3% Louisville, KY 1,111 78% 83% +5% Austin, TX 619 67% 84% +17% Total 14,364 87% 87% --- Note: Includes all properties owned as of December 31, 2013. Represents our pro rata ownership share. * Represents the Company’s seven non–strategic markets.

13 $315 $607 $985 $134 $104 $26 $414 $826 $140 $146 $0 $200 $400 $600 $800 $1,000 $1,200 2014 2015 2016 2017 Thereafter Progress on Debt Maturities: 1/2012 to 12/2013 (I n M ill io ns ) • $196 - 222 S. Riverside • $150 - Bank of America • $128 - The Terrace • $100 - 1325 G Street • $98 - Fifth Third Cleveland & Columbus • $65 - Three Parkway • $17 – Two BriarLake • $72 - Other Note: Reflects our share of consolidated and unconsolidated properties • $104 - Burnett • $93 - Louisville • $60 - United Plaza • $55 - Lawson • $43 - Loop Central • $59 - Other $26 - Colorado

14 Strategic Plan (2014 – 2015) Key Objectives  Lease the portfolio and increase occupancy to drive internal growth in future years  Continue to sharpen the geographic focus by selling certain non-strategic assets  Mitigate interest rate and refinancing risk  Redeploy capital in an accretive manner to provide for external growth in future years

15 Playback Information  An audio link for a playback of today’s call will be on our website at www.tierreit.com/ir  A recorded playback of today’s call will also be available by calling toll free (800) 633-8284 and using passcode 21699971  Today’s presentation has been filed with the SEC on Form 8-K and is available on our website at www.tierreit.com/ir under the heading SEC Filings  Save the date! TIER REIT’s first quarter conference call will be held on May 15, 2014. Please check our website for details, and sign up at www.tierreit.com/ir for conference call information and other timely communications

16 Questions 250 West Pratt Baltimore, MD

17 250 West Pratt Baltimore, MD Wanamaker Building Philadelphia, PA The Terrace Austin, TX 1650 Arch Street Philadelphia, PA Three Eldridge Place Houston, TX FOUR40 S. LaSalle Chicago, IL 500 East Pratt Maryland, MD Lakeview Louisville, KY Bank of America Plaza Charlotte, NC

18 Playback Information  An audio link for a playback of today’s call will be on our website at www.tierreit.com/ir  A recorded playback of today’s call will also be available by calling toll free (800) 633-8284 and using passcode 21699971  Today’s presentation has been filed with the SEC on Form 8-K and is available on our website at www.tierreit.com/ir under the heading SEC Filings  Save the date! TIER REIT’s first quarter conference call will be held on May 15, 2014. Please check our website for details, and sign up at www.tierreit.com/ir for conference call information and other timely communications